SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (the "Security Agreement") is entered into as of April 9, 1997 among Integrated Living Communities Holding, Inc., a Delaware corporation (the "Borrower"), Integrated Living Communities, Inc., a Delaware corporation (the "Parent"), Integrated Living Communities of Sarasota, Inc., a Florida corporation ("Sarasota"), the subsidiaries of the Borrower and Parent identified on the signature pages hereto and such other subsidiaries of the Borrower as may from time to time become a Credit Party hereunder by execution of a Joinder Agreement (such subsidiaries together with the Parent and Sarasota individually a "Guarantor" and collectively the "Guarantors"; the Guarantors together with the Borrower individually a "Credit Party", and collectively the "Credit Parties") and NationsBank, N.A. (South), as agent (in such capacity, the "Agent") for the lenders from time to time party to the Credit Agreement described below (the "Lenders").

                                    RECITALS

         WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof (as amended, modified, extended, renewed or replaced from time to time, the "Credit Agreement"), among the Borrower, the Guarantors, the Lenders and the Agent, the Lenders have agreed to make Loans and issue or participate in Letters of Credit upon the terms and subject to the conditions set forth therein; and

         WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the obligations of the Lenders to make their respective Loans and to issue or participate in Letters of Credit under the Credit Agreement that the Credit Parties shall have executed and delivered this Security Agreement to the Agent for the ratable benefit of the Lenders.

         NOW,  THEREFORE,  in consideration of these premises and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

         1.       Definitions.

                  (a) Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement. All terms used in this Security Agreement that are defined in the Uniform Commercial Code in effect in the State of Florida (the "UCC") and which are not otherwise defined herein shall have the meanings set forth therein. For purposes of this Security Agreement, the term "Lender" shall include any Affiliate of any Lender which has entered into a Hedging Agreement with the Borrower.

                  (b) In addition, the following terms shall have the following meanings:

                  "Copyright Licenses": any written agreement, naming any Credit Party as licensor, granting any right under any Copyright including, without limitation, any thereof referred to in Schedule 1(b) hereto.

                  "Copyrights": (a) all registered United States copyrights in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright office including, without limitation, any thereof referred to in Schedule 1(b) hereto, and (b) all renewals thereof including, without limitation, any thereof referred to in Schedule 1(b) hereto.

                  "Patent License": all agreements, whether written or oral, providing for the grant by or to a Credit Party of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule 1(b) hereto.

                  "Patents":  (a) all letters patent of the United States or any other country and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule 1(b) hereto, and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in Schedule 1(b) hereto.

                  "Trademark License": means any agreement, written or oral, providing for the grant by or to a Credit Party of any right to use any Trademark, including, without limitation, any thereof referred to in
         Schedule 1(b) hereto.

                  "Trademarks": (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule 1(b) hereto, and (b) all renewals thereof.

                  "Work": any work which is subject to copyright protection pursuant to Title 17 of the United States Code.

         2. Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Secured Obligations (as defined in Section 3 hereof), each Credit Party hereby grants to the Agent, for the benefit of the Lenders, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Credit Party in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Collateral"):


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

                  (a)  All  equipment,   including,   without  limitation,   all
         vehicles, rolling stock, machinery, tools, furniture, furnishings, office equipment and trade fixtures;

                  (b) All accounts and receivables and all goods represented by or securing accounts and receivables, including, without limitation, all rents and tenant payments, if any;

                  (c) All inventory, including, without limitation, all raw materials, all work in process and all goods held by a Credit Party for sale or lease;

                  (d) All contract rights, including, without limitation, (i) all rights under lease agreements, management agreements and tax sharing agreements and (ii) all rights to payment of money, tax refunds and insurance proceeds;

                  (e)      All other general intangibles;

                  (f) All licenses, permits, plans and specifications, drawings,
         instruments,   documents,  chattel  paper,  securities,   policies  and
         certificates of insurance, deposits, cash or other goods;

                  (g) All federal, state and local tax refunds and claims of each Credit Party, all rights in litigation of each Credit Party presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments of each Credit Party now or hereafter arising therefrom;

                  (h) All books, records, files, computer software and other similar writings or evidence of each Credit Party's business;

                  (i) All books, records, ledger cards, files, correspondence, computer programs, tapes, disks, and related data processing software (owned by such Credit Party or in which it has an interest) that at any time evidence or contain information relating to any Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

                  (j) All Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, proprietary information, designs, processes, inventions, know-how and trade secrets and all actions of infringement, including the right to sue for and to recover and retain all damages and profits arising from past infringements of a Credit Party concerning any of the foregoing;

                  (k) All other personal property of any kind or type whatsoever owned by a Credit Party;

                  (l) All accessions and additions to, and substitutions and replacements of, any and all of the foregoing, whether now existing or hereafter arising; and


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

                  (m) All proceeds and products of the foregoing and all insurance relating to the foregoing Collateral and all proceeds thereof (including, without limitation, insurance proceeds payable on account of business interruption), whether now existing or hereafter arising.

         3. Security for Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the
following,   whether  now  existing  or   hereafter   incurred   (the   "Secured
Obligations"):

                  (a) In the case of the Borrower, the prompt performance and observance by the Borrower of all obligations of the Borrower under the Credit Agreement, the Notes, this Security Agreement and the other Credit Documents to which the Borrower is a party;

                  (b) Subject to clause (c) of Section 27 hereof, in the case of the Guarantors, the prompt performance and observance by such Guarantor of all obligations of such Guarantor under the Credit Agreement, this Security Agreement and the other Credit Documents to which such Guarantor is a party, including, without limitation, its guaranty obligations arising under Section 4 of the Credit Agreement; and

                  (c) Subject to clause (c) of Section 27 hereof, all other indebtedness, liabilities, obligations and expenses of any kind or nature owing from any Credit Party to any Lender or the Agent in connection with (i) this Security Agreement or any other Credit Document, whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired, together with any and all modifications, extensions, renewals and/or substitutions of any of the foregoing, (ii) collecting and enforcing the Credit Party Obligations and (iii) all liabilities and obligations arising under any Hedging Agreements.

The Credit Parties and the Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising and (ii) is not to be construed as an assignment of any Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks or Trademark Licenses.

         4. Credit Parties Remain Liable. Anything herein to the contrary notwithstanding, (a) each Credit Party shall remain liable under the contracts and agreements of such Credit Party included in the Collateral to the extent set forth therein and to perform all of the duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (b) the exercise by the Agent of any of the rights hereunder shall not release a Credit Party from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither the Agent nor any of the Lenders shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement, nor shall the Agent or any of the Lenders be obligated to perform any of the obligations or duties of the Credit Parties thereunder or to take any action to collect or enforce any claim for payment assigned thereunder.


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

         5. Representations and Warranties. Each Credit Party hereby represents and warrants to the Agent, for the benefit of the Lenders, that so long as any of the Secured Obligations remain outstanding or any Credit Document or Hedging Agreement is in effect or any Loan or Letter of Credit shall remain outstanding, and until all of the Commitments shall have been terminated:

                  (a) Location of Collateral. The location of all tangible property included in the Collateral owned by each Credit Party is as shown on Schedule 6.21(b) to the Credit Agreement.

                  (b) Chief Executive Office; Books & Records. Each Credit Party's chief executive office and chief place of business is (and for the prior four months have been) located at the locations set forth on
         Schedule 6.21(c) to the Credit Agreement, and each Credit Party keeps its books and records at such locations.

                  (c) Ownership. Each Credit Party is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same. Each Credit Party's legal name is as shown in this Security Agreement and no Credit Party has in the past five years changed its name, been party to a merger, consolidation or other change in structure or used any tradename except as set forth in Schedule 5(c) attached hereto.

                  (d) Security Interest/Priority. This Security Agreement creates a valid security interest in favor of the Agent, for the benefit of the Lenders, in the Collateral of each Credit Party and, when properly perfected by filing or registration, shall constitute a valid perfected security interest in such Collateral, to the extent such security can be perfected by filing under the UCC, federal law or other applicable personal property security legislation, free and clear of all Liens except for Permitted Liens.

                  (e) Receivables. (i) Each receivable of the Credit Parties and the papers and documents relating thereto are genuine and in all material respects what they purport to be, (ii) in the case of each receivable which is an account receivable, each receivable arises out of (A) a bona fide sale of goods sold and delivered by such Credit Party (or is in the process of being delivered) or (B) services theretofore actually rendered by such Credit Party to, the account debtor named therein, (iii) no receivable of such Credit Party is evidenced by any instrument or chattel paper, unless such instrument or chattel paper has been theretofore endorsed over and delivered to the Agent and (vi) no surety bond was required or given in connection with any receivables of a Credit Party or the contracts or purchase orders out of which they arose.

                  (f) Inventory. No inventory is held by a Credit Party pursuant
         to   consignment,   sale  or  return,   sale  on  approval  or  similar
         arrangement.

                  (g) Conditions Precedent. There are no conditions precedent to the effectiveness of this Security Agreement that have not been satisfied or waived.

                  (h)      Copyrights, Patents and Trademarks.


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

                           (i) Schedule  1(b) hereto  includes  all  Copyrights,
                  Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses owned by the Credit Parties in their own names as of the date hereof.

                           (ii) To the best of each  Credit  Party's  knowledge,
                  each Copyright, Patent and Trademark of such Obligor is valid, subsisting, unexpired, enforceable and has not been abandoned.

                           (iii) Except as set forth in Schedule 1(b) hereto, none of such Copyrights, Patents and Trademarks is the subject of any licensing or franchise agreement.

                           (iv) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Copyright, Patent or Trademark.

                           (v) No action or  proceeding  is  pending  seeking to
                  limit, cancel or question the validity of any Copyright, Patent or Trademark, or which, if adversely determined, would have a material adverse effect on the value of any Copyright, Patent or Trademark.

                           (vi) All  applications  pertaining to the Copyrights,
                  Patents and Trademarks of each Credit Party have been duly and properly filed, and all registrations or letters pertaining to such Copyrights, Patents and Trademarks have been duly and properly filed and issued, and all of such Copyrights, Patents and Trademarks are valid and enforceable.

                           (vii) No  Credit  Party  has made any  assignment  or
                  agreement in conflict with the security interest in the Copyrights, Patents or Trademarks of each Credit Party hereunder.

         6. Covenants. Each Credit Party covenants that, so long as any of the Secured Obligations remain outstanding or any Credit Document or Hedging Agreement is in effect or any Loan or Letter of Credit shall remain outstanding, and until all of the Commitments shall have been terminated, such Credit Party shall:

                  (a) Other Liens. Defend the Collateral against the claims and demands of all other parties claiming an interest therein, keep the Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral or any interest therein, except as permitted under the Credit Agreement.

                  (b) Preservation of Collateral. Keep the Collateral in good order, condition and repair and not use the Collateral in violation of the provisions of this Security Agreement or any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable statute, law, bylaw, rule, regulation or ordinance.


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

                  (c) Instruments/Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any instrument or chattel paper, immediately deliver to the Agent duly endorsed in a manner satisfactory to the Agent all instruments and chattel paper representing or relating to the Collateral.

                  (d) Change in Location or Name. Not, without providing 30 days prior written notice to the Agent and without filing such amendments to any previously filed financing statements as the Agent may require, (i) change the location of its chief executive office and chief place of business (as well as its books and records) from the locations set forth on Schedule 6.21(c) to the Credit Agreement, (ii) change the location of its Collateral from the locations set forth for such Credit Party on Schedule 6.21(b) to the Credit Agreement, or (iii) change its name, be a party to a merger, consolidation or other change in structure or use any tradename other than as set forth on Schedule 5(c) attached hereto.

                  (e) Inspection. At all times allow the Agent and any Lender or their representatives to visit and inspect the Collateral to the extent set forth in Section 7.11 of the Credit Agreement.

                  (f) Perfection of Security Interest. Execute and deliver to the Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Agent may reasonably request) and do all such other things as the Agent may reasonably deem necessary or appropriate (i) to assure to the Agent the effectiveness and priority of its security interests hereunder, including, but not limited to, (A) such financing statements (including renewal statements) or amendments thereof or supplements thereto or other instruments as the Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC,
         (B) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights in the form of Schedule 5(f)(i) attached hereto, (C) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Schedule 5(f)(ii) attached hereto and (D) with regard to Trademarks, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Schedule 5(f)(iii) attached hereto and any other personal property security legislation in the appropriate state(s) or province(s), (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Agent of its rights and interests hereunder. To that end, each Credit Party agrees that the Agent may file one or more financing statements disclosing the Agent's security interest in any or all of the Collateral of such Credit Party without, to the extent permitted by law, such Credit Party's signature thereon, and further each Credit Party also hereby irrevocably makes, constitutes and appoints the Agent, its nominee or any other Person whom the Agent may designate, as such Credit Party's attorney in fact with full power and for the limited purpose to sign in the name of such Credit Party any such financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in the Agent's reasonable discretion would be necessary, appropriate or convenient in order to



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

         perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as the Credit Agreement is in effect or any amounts payable thereunder or under any other Credit Document, any Letter of Credit, any Hedging Agreement or any Loan shall remain outstanding, and until all of the Commitments thereunder shall have terminated. Each Credit Party hereby agrees that a carbon, photographic or other reproduction of this Security Agreement or any such financing statement is sufficient for filing as a financing statement by the Agent without notice thereof to such Credit Party wherever the Agent may in its sole discretion desire to file the same. In the event for any reason the law of any jurisdiction other than Florida becomes or is applicable to the Collateral of any Credit Party or any part thereof, or to any of the Secured Obligations, such Credit Party agrees to execute and deliver all such instruments and to do all such other things as the Agent in its sole discretion reasonably deems necessary or appropriate to preserve, protect and enforce the security interests of the Agent under the law of such other jurisdiction (and, if a Credit Party shall fail to do so promptly upon the request of the Agent, then the Agent may execute any and all such requested documents on behalf of such Credit Party pursuant to the power of attorney granted hereinabove). If any Collateral is in the possession or control of a Credit Party's agents and the Agent so requests, such Credit Party agrees to notify such agents in writing of the Agent's security interest therein and, upon the Agent's request, instruct them to hold all such Collateral for the Lenders' account and subject to the Agent's instructions. Each Credit Party agrees to mark its books and records to reflect the security interest of the Agent in the Collateral.

                  (g) Treatment of Receivables. Not grant or extend the time for payment of any receivable, or compromise or settle any receivable for less than the full amount thereof, or release any Person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, other than as normal and customary in the ordinary course of a Credit Party's business.

                  (h)      Covenants Relating to Copyrights.

                           (i) Employ the Copyright for each Work with such notice of copyright as may be required by law to secure copyright protection.

                           (ii) Not do any act or  knowingly  omit to do any act
                  whereby any material Copyright may become invalidated and (A) not do any act, or knowingly omit to do any act, whereby any material Copyright may become injected into the public domain;
                  (B) notify the Agent immediately if it knows, or has reason to know, that any material Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding a Credit Party's ownership of any such Copyright or its validity; (C) take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each material Copyright owned by a Credit Party including, without limitation, filing of applications for renewal where necessary; and (D) promptly notify the Agent of any material infringement of any material Copyright of a Credit Party of which it becomes aware and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

                           (iii)  Not  make  any   assignment  or  agreement  in
                  conflict with the security interest in the Copyrights of each Credit Party hereunder.

                  (i)      Covenants Relating to Patents and Trademarks.

                           (i) (A)  Continue to use each  Trademark  on each and
                  every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) employ such Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

                           (ii) Not do any act,  or omit to do any act,  whereby
                  any Patent may become abandoned or dedicated.

                           (iii) Notify the Agent  immediately  if it knows,  or
                  has reason to know, that any application or registration relating to any Patent or Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding a Credit Party's ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.

                           (iv) Whenever a Credit Party, either by itself or through an agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, a Credit Party shall report such filing to the Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Agent, a Credit Party shall execute and deliver any and all agreements, instruments, documents and papers as the Agent may request to evidence the Agent's security


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

                  interest in any Patent or Trademark and the goodwill and general intangibles of a Credit Party relating thereto or represented thereby.

                           (v) Take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

                           (vi) Promptly notify the Agent after it learns that any Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party and promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

                           (vii)  Not  make  any   assignment  or  agreement  in
                  conflict  with  the  security   interest  in  the  Patents  or
                  Trademarks of each Credit Party hereunder.

                  (j) New Patents, Copyrights and Trademarks. Promptly provide the Agent with (i) a listing of all applications, if any, for new Copyrights, Patents or Trademarks (together with a listing of the issuance of registrations or letters on present applications), which new applications and issued registrations or letters shall be subject to the terms and conditions hereunder, and (ii) (A) with respect to Copyrights, a duly executed Notice of Security Interest in Copyrights,
         (B) with respect to Patents, a duly executed Notice of Security Interest in Patents, (C) with respect to Trademarks, a duly executed Notice of Security Interest in Trademarks or (D) such other duly executed documents as the Agent may request in a form acceptable to counsel for the Agent and suitable for recording to evidence the security interest in the Copyright, Patent or Trademark which is the subject of such new application.

                  (k) Other Additional Collateral. If, subsequent to the Closing Date, a Credit Party shall acquire any securities, instruments, chattel paper or other personal property required to be delivered to the Agent as Collateral hereunder, the Credit Party shall immediately notify the Agent of same and take such action (including, but not limited to, the actions set forth in Section 7.13 of the Credit Agreement as requested by the Agent and at its own expense (subject to the limitations set forth in Section 7.13 of the Credit Agreement) to ensure that the Agent has a first priority perfected Lien in all personal property of the Credit Parties whether now owned or hereafter acquired, subject only to Permitted Liens.

                  (l) Certificate of Title. Upon the request of the Agent at any time (or promptly upon the occurrence of an Event of Default), each Credit Party (i) will deliver to the Agent original certificates of title for any vehicle owned by such Credit Party along wit the appropriate instruments or certificates of transfer and delivery, duly completed and executed to evidence to the Agent's lien and (ii) will take such other action as the Agent may deem necessary to perfect the security interest in the vehicles created by this Security Agreement.

         7. Advances by Lenders. On failure of any Credit Party to perform any of the covenants and agreements contained herein, the Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Agent may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Credit Parties on a joint and several basis (subject to Section 27 hereof) promptly upon notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the default rate provided in
Section 3.1(b) of the Credit Agreement for Revolving Loans that are Base Rate Loans. No such performance of any covenant or agreement by the Agent on behalf of any Credit Party, and no such advance or expenditure therefor, shall relieve the Credit Parties of any default under the terms of this Security Agreement or the other Credit Documents. The Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent the Agent is aware that such payment is being contested in good faith by a Credit Party in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

         8.       Events of Default.

         The occurrence of an event which under the Credit Agreement would constitute an Event of Default shall be an Event of Default hereunder (an "Event of Default").

         9.       Remedies.

                  (a) General Remedies. Upon the occurrence of an Event of Default, the Agent shall have, in addition to the rights and remedies provided herein, in the Credit Documents or by law (including, but not limited to, the rights and remedies set forth in the UCC or equivalent legislation of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC to the extent permitted by law (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Agent may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Credit Parties, take possession of the Collateral, (ii) dispose of any

         Collateral on any such premises, (iii) require the Credit Parties to assemble and make available to the Agent at the expense of the Credit Parties any Collateral at any place and time designated by the Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Credit Parties hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Each of the Credit Parties acknowledges that any private sale referenced above may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner. In addition to all other sums due the Agent and the Lenders with respect to the Secured Obligations, the Credit Parties shall pay the Agent and each of the Lenders all reasonable costs and expenses incurred by the Agent or any such Lender, including, but not limited to, reasonable attorneys' fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Agent or the Lenders or the Credit Parties concerning any matter arising out of or connected with this Security Agreement, any Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case concerning a Credit Party under the Bankruptcy Code. To the extent the rights of notice cannot be legally waived hereunder, each Credit Party agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Borrower in accordance with the notice provisions of
         Section 11.1 of the Credit Agreement at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The Agent and the Lenders shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, any Lender may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Credit Parties hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Agent and the Lenders may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Agent and the Lenders may further postpone such sale by announcement made at such time and place.

                  (b) Remedies relating to Receivables. Upon the occurrence of an Event of Default, whether or not the Agent has exercised any or all of its rights and remedies hereunder, (i) each Credit Party will promptly upon request of the Agent instruct all account debtors to remit all payments in respect of the receivables to a mailing location selected by the Agent and (ii) the Agent or its designee (A) may notify any Credit Party's customers and account debtors that the receivables of such Credit Party have been assigned to the Agent or of the Agent's security interest therein, and (B) may (either in its own name or in the name of a Credit Party or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on receivables, and, in the Agent's discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the Agent in the receivables. Each Credit Party acknowledges and agrees that the proceeds of its receivables remitted to or on behalf of the Agent in accordance with the provisions hereof shall be solely for the Agent's own convenience and that such Credit Party shall not have any right, title or interest in such accounts or in any such other amounts except as expressly provided herein. The Agent and the Lenders shall have no liability or responsibility to any Credit Party for acceptance of a check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Each Credit Party hereby agrees to indemnify the Agent and the Lenders from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and reasonable attorneys' fees suffered or incurred by the Agent or the Lenders because of the maintenance of the foregoing arrangements except as relating to or arising out of the gross negligence or willful misconduct of the Agent or a Lender or its officers, employees or agents. The foregoing indemnity shall survive the repayment of the Secured Obligations and the termination of the Commitments.

                  (c) Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default, the Agent shall have the right to enter and remain upon the various premises of the Credit Parties without cost or charge to the Agent, and use the same, together with materials, supplies, books and records of the Credit Parties for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

                  (d) Nonexclusive Nature of Remedies. Failure by the Agent or the Lenders to exercise any right, remedy or option under this Security Agreement or any other Credit Document or as provided by law, or any delay by the Agent or the Lenders in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Agent or the Lenders shall only be granted as provided herein. To the extent permitted by law, neither the Agent, the Lenders nor any party acting as attorney for the Agent or the Lenders shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Agent and the Lenders under this Security Agreement shall be cumulative and not exclusive of any other right or remedy which the Agent or the Lenders may have.

                  (e) Retention of Collateral. The Agent may, after providing the notices required by Section 9-505(2) of the UCC and otherwise complying with the requirements of applicable law of the relevant jurisdiction, to the extent the Agent is in possession of any of the Collateral, retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Agent shall have provided such notices, however, the Agent shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.

                  (f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Agent or the Lenders are legally entitled, (subject to Section 27 hereof) the Credit Parties shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate specified in Section 3.1(b) of the Credit Agreement for Revolving Loans that are Base Rate Loans, together with the costs of collection and the reasonable fees of any attorneys employed by the Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Credit Parties or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

         10.      Rights of the Agent.

                  (a) Power of Attorney. In addition to other powers of attorney contained herein, each Credit Party hereby designates and appoints the Agent, on behalf of the Lenders, and each of its designees or agents, as attorney-in-fact of such Credit Party, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of
         Default:

                                    (i) to demand, collect, settle,  compromise,
                  adjust  and  give  discharges  and  releases   concerning  the
                  Collateral of such Credit Party, all as the Agent may reasonably determine;

                                    (ii) to commence and  prosecute  any actions
                  at any court for the purposes of collecting any Collateral of such Credit Party and enforcing any other right in respect thereof;

                                    (iii) to defend,  settle or  compromise  any
                  action brought and, in connection therewith, give such discharge or release as the Agent may deem reasonably appropriate;

                                    (iv)  to  pay  or  discharge  taxes,  liens,
                  security interests, or other encumbrances levied or placed on or threatened against the Collateral of such Credit Party;

                                    (v) to direct  any  parties  liable  for any
                  payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct;

                                    (vi) to receive  payment of and  receipt for
                  any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral of such Credit Party;

                                    (vii)  to  sign  and   endorse  any  drafts,
                  assignments,   verifications,   notices  and  other  documents
                  relating to the Collateral of such Credit Party;

                                    (viii) to settle,  compromise  or adjust any
                  suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem reasonably appropriate;

                                    (ix)  receive,  open  and  dispose  of  mail
                  addressed to a Credit Party and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Credit Party on behalf of and in the name of such Credit Party, or securing, or relating to such Collateral;

                                    (x)  sell,   assign,   transfer,   make  any
                  agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Agent were the absolute owner thereof for all purposes;

                                    (xi)  adjust  and  settle  claims  under any
                  insurance policy relating thereto;

                                    (xii)  execute and deliver all  assignments,
                  conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated therein;

                                    (xiii) institute any foreclosure proceedings
                  that the Agent may deem appropriate; and

                                    (xiv) do and perform all such other acts and
                  things as the Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

         This power of attorney is a power coupled with an interest and shall be irrevocable (A) for so long as any of the Secured Obligations remain outstanding, any Credit Document or any Hedging Agreement is in effect or any Loan or Letter of Credit shall remain outstanding and

         (B) until all of the Commitments shall have been terminated. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve and realize upon its security interest in the Collateral.

                  (b) Performance by the Agent of Obligations. If any Credit Party fails to perform any agreement or obligation contained herein, the Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Agent incurred in connection therewith shall be payable by the Credit Parties on a joint and several basis pursuant to Section 13 hereof.

                  (c) Assignment by the Agent. The Agent may from time to time assign the Secured Obligations and any portion thereof and/or Collateral and any portion thereof to a successor Agent, and the assignee shall be entitled to all of the rights and remedies of the Agent under this Security Agreement in relation thereto.

                  (d) The Agent's Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Agent hereunder, the Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Credit Parties shall be responsible for preservation of all rights in the Collateral, and the Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Credit Parties. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment equal to that which the Agent accords its own
         property,   it  being   understood   that  the  Agent  shall  not  have
         responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral.

         11. Rights of Required Lenders. All rights of the Agent hereunder, if not exercised by the Agent, may be exercised by the Required Lenders, and in such event the Required Lenders shall be afforded the rights of the Agent hereunder.

         12. Application of Proceeds. Upon the occurrence of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Agent or any of the Lenders in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in Section 9.3 of the Credit Agreement, and each Credit Party irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

         13. Costs of Counsel. If at any time hereafter, whether upon the occurrence of an Event of Default or not, the Agent employs counsel to prepare or consider amendments, waivers or consents with respect to this Security Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Security Agreement or relating to the Collateral, or to protect the Collateral or exercise any rights or remedies under this Security Agreement or with respect to the Collateral, then the Credit Parties agree to promptly pay upon demand any and all such reasonable documented costs and expenses of the Agent or the Lenders, all of which costs and expenses shall constitute Secured Obligations hereunder.

         14.      Continuing Agreement.

                  (a) This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations remain outstanding or any Credit Document or Hedging Agreement is in effect or any Loan or Letter of Credit shall remain outstanding, and until all of the Commitments thereunder shall have terminated (other than any obligations with respect to the indemnities and the representations and warranties set forth in the Credit Documents). Upon such payment and termination, this Security Agreement shall be automatically terminated and the Agent, for the benefit of the Lenders, shall, upon the request and at the expense of the Credit Parties, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Credit Parties evidencing such termination. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Security Agreement.

                  (b) This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Agent or any Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

         15. Amendments; Waivers; Modifications. This Security Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.6 of the Credit Agreement.

         16. Successors in Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Credit Party, its successors and assigns and shall inure, together with the rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent and the Lenders and their successors and assigns; provided, however, that none of the Credit Parties may assign its rights or delegate its duties hereunder without the prior written consent of each Lender or the Required Lenders, as required by the Credit Agreement.

         17. No Liability to the Agent or Lenders. To the fullest extent permitted by law, each Credit Party hereby releases the Agent in its individual capacity or its capacity as attorney-in-fact, each Lender in its individual capacity or its capacity as attorney-in-fact, their respective successors and assigns and any party acting as attorney for the Agent or the Lenders, from any liability for any act or omission or for any error of judgment or mistake of fact or law relating to this Security Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Agent, or such Lender, or its officers, employees or agents.

         18. Notices. All notices required or permitted to be given under this Security Agreement shall be in conformance with Section 11.1 of the Credit Agreement.

         19. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart.

         20. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

         21.      Governing Law; Submission to Jurisdiction; Venue.

                  (a) THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA. Any legal action or proceeding with respect to this Security Agreement may be brought in the courts of the State of Florida or of the United States located in the State of Florida and, by execution and delivery of this Security Agreement, each Credit Party hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Credit Party further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section 11.1 of the Credit Agreement, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Credit Party in any other jurisdiction.

                  (b) Each Credit Party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Security Agreement brought in the courts referred to in subsection
         (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         22. WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS SECURITY AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         23. Severability. If any provision of the Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         24. Entirety. This Security Agreement, the other Credit Documents and the Hedging Agreements represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents, the Hedging Agreements or the transactions contemplated herein and therein.

         25. Survival. All representations and warranties of the Credit Parties hereunder shall survive the execution and delivery of this Security Agreement and the other Credit Documents and Hedging Agreements, the delivery of the Notes and the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement.

         26. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by a Credit Party), or by a guarantee, endorsement or property of any other Person, then the Agent and the Lenders shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Agent and the Lenders shall have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Agent and the Lenders shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Agent's and the Lenders' rights or the Secured Obligations under this Security Agreement or under any other of the Credit Documents or under any Hedging Agreement.

         27.      Joint and Several Obligations of Credit Parties.

                  (a) Subject to clause (c) of this Section 27, each of the Credit Parties is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under the Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Credit Parties and in consideration of the undertakings of each of the Credit Parties to accept joint and several liability for the obligations of each of them.

                  (b)  Subject to clause  (c) of this  Section  27,  each of the
         Credit Parties jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Credit Parties with respect to the payment and performance of all of the Secured Obligations arising under this Security Agreement, the other Credit Documents and the Hedging Agreements, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Credit Parties without preferences or distinction among them.

                  (c) Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state, provincial or federal law relating to fraudulent conveyances or transfers) then the obligations of each Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

                  [remainder of page intentionally left blank]

         Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                            INTEGRATED LIVING COMMUNITIES
                                     HOLDING, INC., a Delaware corporation

                                     By:____________________________
                                     Name:  ________________________
                                     Title: ________________________

GUARANTORS:                          INTEGRATED LIVING COMMUNITIES, INC.,
                                     a Delaware corporation

                                     By:____________________________
                                     Name:  ________________________
                                     Title: ________________________

                                     INTEGRATED LIVING COMMUNITIES OF
                                     VIRGINIA BEACH, INC.,
                                     a Delaware corporation

                                     By:____________________________
                                     Name:  ________________________
                                     Title: ________________________

                                     INTEGRATED LIVING COMMUNITIES OF
                                     REDGATE, INC., a Delaware corporation


                                     By:____________________________
                                     Name:  ________________________
                                     Title: ________________________

                                     INTEGRATED LIVING COMMUNITIES OF
                                     PORTSMOUTH, INC., a Delaware corporation


                                     By:____________________________
                                     Name:  ________________________
                                     Title: ________________________

                              [Signatures Continue]

                                     INTEGRATED LIVING COMMUNITIES OF
                                     GLOUCESTER, INC., a Delaware corporation

                                     By:____________________________
                                     Name:  ________________________
                                     Title: ________________________

                                     INTEGRATED LIVING COMMUNITIES OF
                                     SARASOTA, INC., a Florida corporation

                                     By:____________________________
                                     Name:  ________________________
                                     Title: ________________________

                                     INTEGRATED LIVING COMMUNITIES OF
                                     WEST PALM BEACH, INC., a
                                     Delaware corporation

                                     By:____________________________
                                     Name:  ________________________
                                     Title: ________________________

                                     INTEGRATED LIVING COMMUNITIES AT
                                     TERRACE GARDENS, INC.,
                                     a Delaware corporation

                                     By:____________________________
                                     Name:  ________________________
                                     Title: ________________________

                                     INTEGRATED MANAGEMENT-
                                     CARRINGTON POINTE, INC.,
                                     a Delaware corporation

                                     By:____________________________
                                     Name:  ________________________
                                     Title:________________________

Accepted and agreed as of the date first above written.

                                     NATIONSBANK, N.A. (SOUTH), as Agent


                                     By:___________________________
                                     Name:_________________________
                                     Title:__________________________

                                  SCHEDULE 1(b)

                                       to

                               Security Agreement

                            dated as of April 9, 1997

                     in favor of NationsBank, N.A. (South),

                                    as Agent


                              INTELLECTUAL PROPERTY

                                  SCHEDULE 5(c)

                                       to

                               Security Agreement

                            dated as of April 9, 1997

                     in favor of NationsBank, N.A. (South),

                                    as Agent


                  MERGERS, CONSOLIDATIONS, CHANGE IN STRUCTURE

                              OR USE OF TRADENAMES

                                SCHEDULE 5(f)(i)

                                       to

                               Security Agreement

                            dated as of April 9, 1997

                     in favor of NationsBank, N.A. (South),

                                    as Agent


                      NOTICE OF GRANT OF SECURITY INTEREST
                                  IN COPYRIGHTS


United States Copyright Office

Ladies and Gentlemen:

         Please be advised that pursuant to the Security Agreement dated as of April ___, 1997 (as the same may be amended, modified, extended or restated from time to time, the "Security Agreement") by and among the Credit Parties party thereto (each a "Credit Party" and collectively, the "Credit Parties") and NationsBank, N.A. (South), as Agent (the "Agent") for the lenders referenced therein (the "Lenders"), the undersigned Credit Party has granted a continuing security interest in and continuing lien upon, the copyrights and copyright applications shown below to the Agent for the ratable benefit of the Lenders:

                                   COPYRIGHTS

                                                                   Date of
       Copyright No.          Description of Copyright            Copyright



                             Copyright Applications

          Copyright           Description of Copyright         Date of Copyright
       Applications No.             Applied For                  Applications

         The Credit Parties and the Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.

                                            Very truly yours,

                                            ----------------------------------
                                            [Credit Party]

                                            By:______________________________
                                            Name:____________________________
                                            Title:___________________________


Acknowledged and Accepted:

NATIONSBANK, N.A. (South), as Agent

By:_____________________________
Name:___________________________
Title:__________________________

STATE OF ___________________

COUNTY OF __________________

         I, ______________________, a Notary Public of the County and State aforesaid, certify that _____________, personally came before me this day and acknowledged that (s)he is ___________ Secretary of _____________________________, a ________________________ corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its ___________ President.

         Witness my hand and official stamp or seal, this ______ day of _________________, 1997.


-----------------------------------
Notary Public

My Commission Expires:

-----------------------------------
(Notary Seal)

STATE OF ________________

COUNTY OF _______________

         I, ______________________, a Notary Public of the County and State aforesaid, certify that _____________, personally came before me this day and acknowledged that (s)he is ___________ of NationsBank, N.A. (South), a national banking association, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its ___________ President.

         Witness my hand and official stamp or seal, this ______ day of _________________, 1997.


-----------------------------------
Notary Public

My Commission Expires:

-----------------------------------
(Notary Seal)

                               SCHEDULE 5(f)(ii)

                                       to

                               Security Agreement

                            dated as of April 9, 1997

                     in favor of NationsBank, N.A. (South),

                                    as Agent



                      NOTICE OF GRANT OF SECURITY INTEREST
                                   IN PATENTS


United States Patent and Trademark Office

Ladies and Gentlemen:

         Please be advised that pursuant to the Security Agreement dated as of April ___, 1997 (the "Security Agreement") by and among the Credit Parties party thereto (each a "Credit Party" and collectively, the "Credit Parties") and NationsBank, N.A. (South), as Agent (the "Agent") for the lenders referenced therein (the "Lenders"), the undersigned Credit Party has granted a continuing security interest in and continuing lien upon, the patents and patent applications shown below to the Agent for the ratable benefit of the Lenders:


                                     PATENTS

                             Description of Patent                Date of
      Patent No.                         Item                     Patent



                               Patent Applications

          Patent              Description of Patent               Date of Patent
      Applications No.            Applied For                      Applications

         The Credit Parties and the Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any patent or patent application.

                                            Very truly yours,

                                            ----------------------------------
                                            [Credit Party]

                                            By:_____________________________
                                            Name:___________________________
                                            Title:__________________________


Acknowledged and Accepted:

NATIONSBANK, N.A. (South), as Agent

By:_____________________________
Name:___________________________
Title:__________________________

STATE OF __________________

COUNTY OF _________________

         I, ______________________, a Notary Public of the County and State aforesaid, certify that _____________, personally came before me this day and acknowledged that (s)he is ___________ Secretary of _____________________________, a ________________________ corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its ___________ President.

         Witness my hand and official stamp or seal, this ______ day of _________________, 1997.


-----------------------------------
Notary Public

My Commission Expires:

-----------------------------------
(Notary Seal)

STATE OF _________________

COUNTY OF ________________

         I, ______________________, a Notary Public of the County and State aforesaid, certify that _____________, personally came before me this day and acknowledged that (s)he is ___________ of NationsBank, N.A. (South), a national banking association, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its ___________ President.

         Witness my hand and official stamp or seal, this ______ day of _________________, 1997.


-----------------------------------
Notary Public

My Commission Expires:

-----------------------------------
(Notary Seal)

                               SCHEDULE 5(f)(iii)

                                       to

                               Security Agreement

                            dated as of April 9, 1997

                     in favor of NationsBank, N.A. (South),

                                    as Agent


                      NOTICE OF GRANT OF SECURITY INTEREST
                                  IN TRADEMARKS


United States Patent and Trademark Office

Ladies and Gentlemen:

         Please be advised that pursuant to the Security Agreement dated as of April ___, 1997 (the "Security Agreement") by and among the Credit Parties party thereto (each a "Credit Party" and collectively, the "Credit Parties") and NationsBank, N.A. (South), as Agent (the "Agent") for the lenders referenced therein (the "Lenders"), the undersigned Credit Party has granted a continuing security interest in and continuing lien upon, the trademarks and trademark applications shown below to the Agent for the ratable benefit of the Lenders:


                                   TRADEMARKS

                               Description of Trademark         Date of
      Trademark No.                    Item                     Trademark



                             Trademark Applications

        Trademark             Description of Trademark         Date of Trademark
     Applications No.               Applied For                  Applications

         The Credit Parties and the Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.

                                         Very truly yours,

                                         ----------------------------------
                                         [Credit Party]

                                         By:_____________________________
                                         Name:___________________________
                                         Title:__________________________


Acknowledged and Accepted:

NATIONSBANK, N.A. (South), as Agent

By:________________________
Name:______________________
Title:_____________________

STATE OF ___________________

COUNTY OF _____________________

         I, ______________________, a Notary Public of the County and State aforesaid, certify that _____________, personally came before me this day and acknowledged that (s)he is ___________ Secretary of _____________________________, a ________________________ corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its ___________ President.

         Witness my hand and official stamp or seal, this ______ day of _________________, 1997.


-----------------------------------
Notary Public

My Commission Expires:

-----------------------------------
(Notary Seal)

STATE OF __________________

COUNTY OF _____________________

         I, ______________________, a Notary Public of the County and State aforesaid, certify that _____________, personally came before me this day and acknowledged that (s)he is ___________ of NationsBank, N.A. (South), a national banking association, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its ___________ President.

         Witness my hand and official stamp or seal, this ______ day of _________________, 1997.


-----------------------------------
Notary Public

My Commission Expires:

-----------------------------------
(Notary Seal)